Exhibit 99.1

EARNINGS RELEASE

By:	Expeditors International of Washington, Inc.
1015 Third Avenue, Suite 1200
Seattle, Washington 98104

CONTACTS:	R. Jordan Gates	Bradley S. Powell
	President and Chief Operating Officer	Chief Financial Officer
	(206) 674-3427	(206) 674-3412

FOR IMMEDIATE RELEASE

EXPEDITORS REPORTS SECOND QUARTER 2009 EPS of $.25 PER SHARE 1

SEATTLE, WASHINGTON – August 4, 2009, Expeditors International of Washington, Inc. (NASDAQ:EXPD) today announced net earnings attributable to shareholders of $54,070,000 for the second quarter of 2009, as compared with $71,249,000 for the same quarter of 2008, a decrease of 24%. Net revenues for the second quarter of 2009 decreased 17% to $330,047,000 as compared with $397,325,000 reported for the second quarter of 2008. Total revenues and operating income were $895,360,000 and $86,927,000 in 2009, as compared with $1,454,255,000 and $112,971,000 for the same quarter of 2008, decreases of 38% and 23%, respectively. Diluted net earnings attributable to shareholders per share for the second quarter were $.25, as compared with $.32 for the same quarter in 2008, a decrease of 22%. The Company also reported that same store net revenues and operating income decreased 17% and 23%, respectively, for the second quarter of 2009 when compared with 2008.

For the six months ended June 30, 2009, net earnings attributable to shareholders was $113,330,000, as compared with $137,721,000 in 2008, a decrease of 18%. Net revenues for the six months decreased to $666,562,000 from $771,653,000 for 2008, down 14%. Total revenues and operating income for the six months were $1,808,045,000 and $178,401,000 in 2009, as compared with $2,761,576,000 and $218,535,000 for the same period in 2008, decreases of 35% and 18%, respectively. Diluted net earnings attributable to shareholders per share for the first two quarters of 2009 were $.52, as compared with $.62 for the same period of 2008, a decrease of 16%. Same store net revenues and operating income decreased 14% and 18%, respectively, for the six months ended June 30, 2009 when compared with same period of 2008.

“While our pre-announcement took away the apprehension traditionally associated with a quarterly earnings release, once the final numbers were in, we still have a pretty good story to tell,” said Peter J. Rose, Chairman and Chief Executive Officer. “There aren’t many companies in today’s environment that can say they have record cash balances ($916 million), have recorded a 136% increase in cash flow provided by operations (compared with the second quarter of 2008), have had no layoffs and remain debt-free. We continue to be well positioned to maintain the value of our people, our culture and our customer relationships. These assets are critical differentiators for us,” Rose continued.

“We are aware of Wall Street’s expectations for the remainder of 2009. We would reiterate that Expeditors’ strategy has never been driven by Wall Street’s expectations. We will continue to invest in our people, in our systems and in our customer service capabilities. Continued focus on these factors is what grows market share and allows us to maintain our long-term positioning in today’s environment.” Rose went on to say. “You can’t go around some challenges; you just have to go through them, and we’re doing that. Expeditors didn’t progress from having 20 employees in 1981 to become a Fortune 500 company in 2007 through the efforts of employees living in constant fear of being laid off. It is our people who are responsible for those accomplishments. We need them all, and the leadership culture that permeates this company, at all levels, now more than ever. Despite published statistics showing record declines in year over year shipping volumes, we continue to attract new customers. As the economy improves, and we believe it will, shippers will ship more. When they do, we expect to reap the benefits of these new relationships,” Rose concluded.

Expeditors is a global logistics company headquartered in Seattle, Washington. The company employs trained professionals in 183 full-service offices, 66 satellite locations and 4 international service centers located on six continents linked into a seamless worldwide network through an integrated information management system. Services include air and ocean freight forwarding, vendor consolidation, customs clearance, marine insurance, distribution and other value added international logistics services.

[1]	Diluted earnings attributable to shareholders per share.

NOTE: See Disclaimer on Forward-Looking Statements on the following page of this release.

Expeditors International of Washington, Inc.

2nd Quarter 2009 Earnings Release

August 4, 2009

Expeditors International of Washington, Inc.

Financial Highlights

Three months and Six months ended

June 30, 2009 and 2008

Unaudited

(in 000’s except share data)

	Three Months Ended June 30,		% Decrease	Six Months Ended June 30,		% Decrease
	2009	2008		2009	2008
Revenues	$895,360	$1,454,255	(38)%	$1,808,045	$2,761,576	(35)%
Net revenues	$330,047	$397,325	(17)%	$666,562	$771,653	(14)%
Operating income	$86,927	$112,971	(23)%	$178,401	$218,535	(18)%
Net earnings attributable to shareholders	$54,070	$71,249	(24)%	$113,330	$137,721	(18)%
Diluted earnings attributable to shareholders	$.25	$.32	(22)%	$.52	$.62	(16)%
Basic earnings attributable to shareholders	$.25	$.33	(24)%	$.53	$.65	(18)%
Diluted weighted average shares outstanding	216,653,968	220,515,987		216,519,551	220,490,452
Basic weighted average shares outstanding	212,116,679	213,275,229		212,108,636	213,168,730

During the second quarter of 2009, the Company opened two full-service offices: 1) in Muscat, Sultanate of Oman (formerly an agent location); and 2) Wuhan, People’s Republic of China (formerly a satellite of Chongqing, People’s Republic of China). The Company closed one satellite office in Graz, Austria.

Investors may submit written questions via e-mail to: investor@expeditors.com

Or by fax to: (206) 674-3459

Questions received by the end of business on August 7, 2009 will be considered in management’s 8-K

“Responses to Selected Questions” expected to be filed on or about August 14, 2009.

Disclaimer on Forward-Looking Statements:

Certain portions of this release contain forward-looking statements which are based on certain assumptions and expectations of future events that are subject to risks and uncertainties, including comments on future economic trends. Actual future results and trends may differ materially from historical results or those projected in any forward-looking statements depending on a variety of factors including, but not limited to, our ability to maintain consistent and stable operating results, future success of our business model, ability to perpetuate profits, changes in customer demand for Expeditors’ services caused by a general economic slow-down, inventory build-up, decreased consumer confidence, volatility in equity markets, energy prices, political changes, or the unpredictable acts of competitors and other risks, risk factors and uncertainties detailed in our Annual and Quarterly Reports filed with the Securities and Exchange Commission.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands, except share data)

(Unaudited)

	June 30, 2009	December 31, 2008
Assets
Current assets:
Cash and cash equivalents	$915,982	$741,028
Short-term investments	636	658
Accounts receivable, net	577,302	788,176
Deferred Federal and state income taxes	8,506	7,986
Other current assets	32,482	35,511

Total current assets	1,534,908	1,573,359

Property and equipment, net	496,362	493,129
Goodwill, net	7,927	7,927
Other intangibles, net	5,607	6,503
Other assets	29,140	19,921

	$2,073,944	$2,100,839

Liabilities and Shareholders’ Equity

Current liabilities:
Accounts payable	397,735	491,823
Accrued expenses, primarily salaries and related costs	156,757	150,487
Federal, state and foreign income taxes	19,236	28,039

Total current liabilities	573,728	670,349

Deferred Federal and state income taxes	45,533	46,574

Shareholders’ equity:
Preferred stock; none issued	—	—
Common stock, par value $.01 per share; issued and outstanding 212,061,173 shares at June 30, 2009 and 211,973,377 shares at December 31, 2008	2,121	2,120
Additional paid-in capital	4,706	7,150
Retained earnings	1,445,409	1,372,356
Accumulated other comprehensive loss	(6,668)	(15,208)

Total shareholders’ equity	1,445,568	1,366,418

Noncontrolling interest	9,115	17,498

Total equity	1,454,683	1,383,916

	$2,073,944	$2,100,839

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Earnings

(In thousands, except share data)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Revenues:
Airfreight services	$371,359	$658,882	$745,815	$1,258,645
Ocean freight and ocean services	299,292	516,473	617,926	963,265
Customs brokerage and other services	224,709	278,900	444,304	539,666

Total revenues	895,360	1,454,255	1,808,045	2,761,576

Operating expenses:
Airfreight consolidation	257,016	517,683	507,385	978,782
Ocean freight consolidation	218,891	419,767	457,117	780,207
Customs brokerage and other services	89,406	119,480	176,981	230,934
Salaries and related costs	189,565	215,535	376,774	421,350
Rent and occupancy costs	17,954	19,374	36,678	38,809
Depreciation and amortization	10,244	10,056	20,202	19,828
Selling and promotion	5,547	9,744	11,769	19,248
Other	19,810	29,645	42,738	53,883

Total operating expenses	808,433	1,341,284	1,629,644	2,543,041

Operating income	86,927	112,971	178,401	218,535

Interest income	2,433	4,915	6,039	9,879
Interest expense	(64)	(75)	(79)	(146)
Other, net	2,081	(162)	6,634	1,112

Other income, net	4,450	4,678	12,594	10,845

Earnings before income taxes	91,377	117,649	190,995	229,380

Income tax expense	37,563	46,043	77,812	91,253

Net earnings	53,814	71,606	113,183	138,127

Net earnings attributable to noncontrolling interest	256	(357)	147	(406)

Net earnings attributable to shareholders	$54,070	$71,249	$113,330	$137,721

Diluted earnings attributable to shareholders per share	$0.25	$0.32	$0.52	$0.62

Basic earnings attributable to shareholders per share	$0.25	$0.33	$0.53	$0.65

Dividends declared and paid per common share	$0.19	$0.16	$0.19	$0.16

Weighted average diluted shares outstanding	216,653,968	220,515,987	216,519,551	220,490,452

Weighted average basic shares outstanding	212,116,679	213,275,229	212,108,636	213,168,730

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2009	2008	2009	2008
Operating Activities:
Net earnings	$53,814	$71,606	$113,183	$138,127
Adjustments to reconcile net earnings to net cash provided by operating activities:
Provision for losses on accounts receivable	(1,075)	(396)	1,569	(573)
Deferred income tax (benefit) expense	(12,695)	7,647	(6,244)	16,473
Excess tax benefits from stock plans	(2,073)	(7,889)	(5,135)	(9,395)
Stock compensation expense	11,371	11,323	18,271	22,603
Depreciation and amortization	10,244	10,056	20,202	19,828
Gain on sale of assets	(6)	(30)	(10)	(605)
Other	365	515	727	932
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	60,379	(91,778)	214,343	(32,024)
(Increase) decrease in other current assets	(1,308)	622	(1,323)	677
(Decrease) increase in accounts payable and accrued expenses	(20,329)	67,024	(100,499)	82,102
(Decrease) increase in income taxes payable, net	(13,601)	(32,697)	2,284	(23,437)

Net cash provided by operating activities	85,086	36,003	257,368	214,708

Investing Activities:
(Increase) decrease in short-term investments	(13)	169	31	216
Purchase of property and equipment	(7,166)	(14,316)	(15,822)	(24,526)
Proceeds from sale of property and equipment	33	139	77	181
Prepayment on long-term land lease	(7,344)	—	(7,344)	—
Other	(109)	(308)	(1,591)	55

Net cash used in investing activities	(14,599)	(14,316)	(24,649)	(24,074)

Financing Activities:
Repayments of short-term debt, net	—	(810)	—	—
Proceeds from issuance of common stock	8,868	15,537	17,404	20,151
Repurchases of common stock	(23,760)	(50,970)	(42,972)	(69,588)
Excess tax benefits from stock plans	2,073	7,889	5,135	9,395
Dividends paid	(40,276)	(34,163)	(40,276)	(34,163)
Distributions to noncontrolling interests	—	—	—	(107)
Purchases of noncontrolling interest	—	—	(2,122)	—

Net cash used in financing activities	(53,095)	(62,517)	(62,831)	(74,312)

Effect of exchange rate changes on cash	14,911	3,352	5,066	12,567

Increase (decrease) in cash and cash equivalents	32,303	(37,478)	174,954	128,889

Cash and cash equivalents at beginning of period	883,679	740,966	741,028	574,599

Cash and cash equivalents at end of period	$915,982	$703,488	$915,982	$703,488

Interest and taxes paid:
Interest	$65	75	$80	146
Income taxes	59,746	67,613	75,110	91,885

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. AND SUBSIDIARIES

Business Segment Information

(In thousands)

(Unaudited)

	United States	Other North America	Latin America	Asia	Europe and Africa	Middle East and India	Australasia	Eliminations	Consolidated
Three months ended June 30, 2009
Revenues from unaffiliated customers	$222,569	29,500	14,804	427,914	135,259	50,466	14,848		895,360
Transfers between geographic areas	18,046	1,742	3,069	3,903	5,826	3,700	2,552	(38,838)	—

Total revenues	$240,615	31,242	17,873	431,817	141,085	54,166	17,400	(38,838)	895,360

Net revenues	$129,236	14,852	11,173	91,492	53,648	19,382	10,264		330,047
Operating income	$27,345	3,082	3,716	35,894	7,996	5,599	3,295		86,927
Identifiable assets	$1,023,955	62,133	32,222	452,563	360,322	114,673	27,824	252	2,073,944
Capital expenditures	$5,514	142	180	470	256	558	46		7,166
Depreciation and amortization	$5,470	347	246	1,913	1,492	619	157		10,244
Equity	$1,591,475	39,227	12,813	352,426	142,949	69,815	18,034	(772,056)	1,454,683

Three months ended June 30, 2008
Revenues from unaffiliated customers	$322,644	41,397	22,260	768,086	209,297	67,164	23,407		1,454,255
Transfers between geographic areas	26,957	2,623	3,534	5,629	11,257	4,539	2,158	(56,697)	—

Total revenues	$349,601	44,020	25,794	773,715	220,554	71,703	25,565	(56,697)	1,454,255

Net revenues	$154,697	18,009	13,308	104,688	72,286	21,212	13,125		397,325
Operating income	$31,179	3,670	3,517	48,147	16,568	5,629	4,261		112,971
Identifiable assets	$1,008,102	75,321	57,181	501,484	485,926	111,532	41,521	8,177	2,289,244
Capital expenditures	$7,164	855	500	3,207	1,684	747	159		14,316
Depreciation and amortization	$5,442	328	304	1,499	1,681	555	247		10,056
Equity	$1,472,819	37,579	28,146	407,330	186,359	56,927	27,047	(876,065)	1,340,142

Six months ended June 30, 2009
Revenues from unaffiliated customers	$458,897	59,268	30,933	856,196	268,125	107,579	27,047		1,808,045
Transfers between geographic areas	36,554	3,624	6,511	7,636	12,599	7,267	4,853	(79,044)	—

Total revenues	$495,451	62,892	37,444	863,832	280,724	114,846	31,900	(79,044)	1,808,045

Net revenues	$260,381	31,052	21,686	186,190	107,765	40,458	19,030		666,562
Operating income	$57,981	7,422	6,080	74,121	16,767	9,938	6,092		178,401
Identifiable assets	$1,023,955	62,133	32,222	452,563	360,322	114,673	27,824	252	2,073,944
Capital expenditures	$11,612	291	411	1,010	1,341	899	258	—	15,822
Depreciation and amortization	$10,780	673	485	3,845	2,897	1,214	308	—	20,202
Equity	$1,591,475	39,227	12,813	352,426	142,949	69,815	18,034	(772,056)	1,454,683

Six months ended June 30, 2008
Revenues from unaffiliated customers	$622,716	76,466	41,994	1,447,936	394,861	134,357	43,246		2,761,576
Transfers between geographic areas	51,146	4,696	6,733	10,740	21,759	8,536	4,292	(107,902)	—

Total revenues	$673,862	81,162	48,727	1,458,676	416,620	142,893	47,538	(107,902)	2,761,576

Net revenues	$304,528	34,683	25,177	203,429	138,059	40,953	24,824		771,653
Operating income	$61,407	7,193	6,799	94,767	29,796	10,713	7,860		218,535
Identifiable assets	$1,008,102	75,321	57,181	501,484	485,926	111,532	41,521	8,177	2,289,244
Capital expenditures	$10,802	1,191	769	6,510	3,294	1,607	353		24,526
Depreciation and amortization	$10,805	640	602	2,753	3,449	1,083	496		19,828
Equity	$1,472,819	37,579	28,146	407,330	186,359	56,927	27,047	(876,065)	1,340,142